PROSPECTUS

                           THE PENN STREET FUND, INC.

                           McGlinn Balanced Portfolio
                       Cumberland Taxable Income Portfolio
                       Baldwin Large Cap Growth Portfolio
                Penn Street Advisors Sector Rotational Portfolio
                   Berkshire Advisors Select Equity Portfolio


                               Dated May 19, 2003
                         Supplemented November 12, 2003

     LIKE ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents

McGlinn Balanced Portfolio
--------------------------
     Investment Objective
     Principal Investment Strategies
     Principal Investment Risks
     Past Performance History
     Fees and Expenses
     Investment Objectives, Principal Investment Strategies and Related Risks Cumberland Taxable Income Portfolio
-----------------------------------
     Investment Objective
     Principal Investment Strategies
     Principal Investment Risks
     Past Performance History
     Fees and Expenses
     Investment Objectives, Principal Investment Strategies and Related Risks Baldwin Large-Cap Growth Portfolio
----------------------------------
     Investment Objective
     Principal Investment Strategies
     Principal Investment Risks
     Past Performance History
     Fees and Expenses
     Investment Objectives, Principal Investment Strategies and Related Risks Penn Street Sector Rotational Portfolio
---------------------------------------
     Investment Objective
     Principal Investment Strategies
     Principal Investment Risks
     Past Performance History
     Fees and Expenses
     Investment Objectives, Principal Investment Strategies and Related Risks Berkshire Advisors Select Equity Portfolio
------------------------------------------
     Investment Objective
     Principal Investment Strategies
     Principal Investment Risks
     Past Performance History
     Fees and Expenses
     Investment Objectives, Principal Investment Strategies and Related Risks

WHO MANAGES THE PORTFOLIOS

HOW TO BUY AND SELL SHARES

DIVIDENDS AND DISTRIBUTIONS

TAX CONSIDERATIONS

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

                           MCGLINN BALANCED PORTFOLIO
                           --------------------------

INVESTMENT OBJECTIVE AND GOALS
------------------------------

     This Portfolio's investment objective is to provide long-term capital growth with a moderate income return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Portfolio's investment philosophy is conservative and risk averse, built around the concept of capital preservation. The Portfolio's sub-advisor, McGlinn Capital Management, Inc., uses a flexible asset allocation approach that emphasizes the selection of securities that provide sufficient current return to reduce downside risk. Using this approach, the sub-advisor seeks to position the Portfolio to participate in advancing markets while avoiding significant loss of capital in declining markets. The Portfolio will typically be composed of 60% equities and 40% fixed income securities, but this allocation may change from time to time at the discretion of the sub-adviser. The equity investments normally will be in companies with a capitalization of over five billion dollars and will be selected using a value investing approach by purchasing equity securities that the sub-advisor believes are undervalued relative to other similar equities. Investments in fixed income securities will only be in debt instruments of United States companies with an average rated maturity of 5 to 7 years and rated in the top four grades according to a nationally recognized statistical rating organization such as Moody's Investors Services, Inc. or Standard & Poor's Ratings Group at the time of purchase.

PRINCIPAL INVESTMENT RISKS
--------------------------

     |X| The Portfolio is subject to risks associated with investing in stocks and bonds. The value of the Portfolio may go down, which means that you can lose money.

     |X| Equity Securities. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. Stock prices may decline over short or even extended periods of time.

     |X| Fixed Income Securities. Market prices of the Portfolio's fixed income securities respond to economic developments, especially changes in interest rates, as well as to changes in, or perceptions of, the creditworthiness of individual issuers. Generally, if interest rates increase, the prices of fixed income securities currently held will decrease.

     |X| Asset Allocation Risks. The Portfolio's investment success depends on the skill of McGlinn Capital Management in making asset allocation judgments, and in evaluating, selecting and monitoring the Portfolio's assets. If the sub-advisor's conclusions about economic conditions or individual securities are incorrect, the Portfolio may not perform as anticipated.

     |X| "Value" Investing Risk. The Portfolio's value-oriented investment approach to equity selection is also subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

PAST PERFORMANCE HISTORY
------------------------

     The following bar chart and table help show the risks of investing in the Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the S&P 500(R) Index and the Lehman Brothers Aggregate Bond Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL CALENDAR YEAR RETURNS FOR PERIODS ENDING DECEMBER 31ST*
================================================================================

     1997 Return          7.17%

     1998 Return          6.45%

     1999 Return         13.51%

     2000 Return          4.73%

     2001 Return         -1.01%

     2002 Return         -9.77%

================================================================================
BEST QUARTER 4TH QUARTER, 1998 15.37%
WORST QUARTER 3RD QUARTER, 1998 -11.32%
================================================================================

THE PORTFOLIO'S YEAR-TO-DATE PERFORMANCE THROUGH THE CALENDAR QUARTER ENDED SEPTEMBER 30, 2003 WAS 9.11%*

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by Citco-Quaker Fund Advisors, Inc. ("CQFA"), the investment adviser to the portfolios of The Penn Street Fund, Inc. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002  (1)
--------------------------------------------------------------------------------
Portfolio Returns                           One Year(2)  Five Year  Inception(3)
--------------------------------------------------------------------------------
Before-Tax Return                             -9.77%       2.48%       4.53%
--------------------------------------------------------------------------------
After-Tax Return on Distributions            -10.35%       1.82%       3.57%
--------------------------------------------------------------------------------
After-Tax Return on Distributions and
  Sale of Portfolio Shares                    -5.99%       1.68%       3.21%
--------------------------------------------------------------------------------
S&P 500(R)Index (reflects no deduction
  for fees, expenses or taxes)               -22.10%      -0.59%       7.35%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
  (reflects no deduction for fees,
  expenses or taxes)                          10.26%       7.55%       7.51%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.
(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3) The Portfolio commenced operations on November 10, 1995. Prior to April 30, 1999, the Portfolio operated under a different investment objective and with different investment strategies.
(4) The S&P 500(R) Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Lehman Brothers Aggregate Bond Index is an unmanaged index measuring the relative performance  of  a  basket  containing  a  broad  range  of  fixed  incomes securities. Both indexes assume reinvestment of all dividends and distributions and do not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

FEES AND EXPENSES
-----------------

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THIS PORTFOLIO. THERE ARE NO SALES CHARGES, REDEMPTION FEES OR SHAREHOLDER TRANSACTION EXPENSES.

ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------
(expenses that are deducted from Portfolio assets)

Management Fees(1)                             1.00%
Distribution (12b-1) Fees(2)                   0.25%
Other Expenses(3)                              1.29%
----------------------------------------------------
Total Annual Operating Expenses(4)             2.54%

(1) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to Citco-Quaker Fund Advisors, Inc. ("CQFA"), the Portfolio's investment adviser. Of that fee, CQFA pays a fee equal to an annual rate of 0.60% to the Portfolio's sub-advisor, McGlinn Capital Management.
(2) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services.
(4) Total Annual Operating Expenses reflect gross expenses of the Portfolio before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75%. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended October 31, 2002, were 1.75%.

EXPENSE EXAMPLE

     THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE::

--------------------------------------------------------------------------------
     ONE YEAR          THREE YEARS           FIVE YEARS           TEN YEARS
--------------------------------------------------------------------------------
     $  178               $  715               $1,280               $2,816
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
------------------------------------------------------------------------

     In attempting to meet its objective, the Portfolio will invest in a combination of equity, debt, and money market securities. Under normal conditions, the Portfolio will be invested approximately 60% in equities and 40% in fixed income securities. The investment mix may vary from time to time depending on the sub-advisor's view of economic and market conditions. The sub-advisor utilizes a top down approach based on fundamental analysis, to provide a framework for its asset allocation and security selection decisions. This top down approach encompasses an overall analysis of the economy, the markets and the individual market sectors in an attempt to decide which sectors of the market will provide the best investment opportunity. Individual equities are then selected from within those sectors for inclusion in the portfolio.

     The sub-advisor will make asset allocation decisions by attempting to balance the potential for capital appreciation within the equity market with the ability to earn income in the more stable and less volatile fixed income market. In determining the appropriate balance, the sub-advisor will assess the changing nature of the business cycle, including the potential for corporate profitability and changing interest rates, the risk/opportunity inherent in the current valuation of the fixed income and equity markets and the changing political environment as it might impact one market versus the other. For example, improving corporate profitability and an undervalued equity market relative to the fixed income market, may indicate less risk and more opportunity for equity securities and consequently, an above normal allocation to equities versus fixed income securities.

     Equity Investments. The equity portion of the Portfolio will generally be invested in the stocks of U.S. companies with a minimum market capitalization of five billion dollars that the sub-advisor believes are undervalued and offer above average potential for capital appreciation. In general, undervalued equities will exhibit valuation parameters such as price/earnings, price/sales and price/book value ratios below normal for the particular security, as well as a long-term record of earnings, dividends and reasonable profitability. From time to time, the Portfolio will invest in securities that do not pay dividends. The Portfolio will invest primarily in common stocks of U.S. issuers, and may also purchase securities convertible into common stocks, or warrants or rights to purchase common stocks. The Portfolio may invest a small portion of its assets in foreign companies (less than 10%), and normally only invests in foreign companies with global operations whose shares are traded on U.S. exchanges or through depository receipts issued by U.S. banks.

     Fixed Income Investments. The fixed income portion of the Portfolio will normally be invested in U.S. Government securities and domestic corporate bonds. While the Portfolio is authorized to invest in short, intermediate, or long-term fixed income securities, the Portfolio primarily invests in intermediate-term issues, and the average weighted maturity of the Portfolio's fixed income investments is typically in the range of 5 to 7 years.

     The Portfolio generally invests in corporate bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's
Ratings Group at the time of purchase. The securities in the fixed income portion of the Portfolio are expected to have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio may, however, invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high yield securities (commonly called "junk bonds"). The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. The Portfolio normally intends to remain substantially fully invested in equity or fixed income securities. The Portfolio also has authority to invest up to 100% of its assets in such short-term money market instruments for temporary defensive purposes in response to extreme or adverse market, economic or other conditions. Under these circumstances, the Portfolio may be unable to pursue its investment objective and instead, will focus on preserving investors' capital.

     Although not a principal strategy, the Portfolio will also hold a portion of its assets in high quality money market instruments in order to satisfy redemption requests, or during times when excess cash is generated or when cash is held pending the purchase of suitable investments. Money market instruments include short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds.
--------------------------------------------------------------------------------

                       CUMBERLAND TAXABLE INCOME PORTFOLIO
                       -----------------------------------

INVESTMENT OBJECTIVE AND GOALS
------------------------------

     The investment objective of this Portfolio is to maximize current income.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Portfolio's sub-advisor attempts to minimize credit risk and maximize liquidity by generally confining investments in the Portfolio to US Treasury securities, federal agency securities, and taxable municipal bonds or debt investments rated in the top two categories by a rating agency such as Moody's Investors Service, Inc. or Standard and Poor's. There is no specific maturity range for the sub-advisor's debt selections to allow the sub-advisor to purchase the debt instruments offering the most attractive return in current market conditions. The sub-advisor may choose to invest in equity issues, usually preferred stock, of companies of varied market capitalization if they meet the credit risk and liquidity requirements of the sub-advisor.

     The sub-advisor uses a top-down investment style that employs a general economic overview to determine overall favorable sections of the economy supplemented by additional information from traditional Wall Street and general governmental economic data such as interest rate, unemployment and consumer price information.

PRINCIPAL INVESTMENT RISKS
--------------------------

     An investment in fixed rate securities is susceptible to changes in overall interest rates. Typically, when interest rates increase, the value of a currently held fixed income security will decrease. An overall increase in interest rates would normally cause currently held fixed income securities to lose value. Your overall after tax return on an investment in this Portfolio will fluctuate depending on the composition of this Portfolio and your particular tax situation. All of the income distributed from this Portfolio that is derived from an investment in U.S. Treasury securities will be taxed at the Federal level while depending on your state of residence it may not be taxed at the state level. Although this is an income oriented Portfolio, the buying and selling of securities in keeping with our investment philosophy may result in occasional taxable capital gains distributions.

     An investment in equity securities is subject to market, economic and business risks that will cause their prices to fluctuate over time. Stock prices may decline over short or even extended periods of time.

PAST PERFORMANCE HISTORY
------------------------

     The following bar chart and table help show the risks of investing in the Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the Lehman Brothers Government/

Credit Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL CALENDAR YEAR RETURNS FOR PERIODS ENDING DECEMBER 31ST*
================================================================================

     2001 Return               9.13%

     2002 Return               10.40%
================================================================================
Best Quarter 2nd Quarter, 2002 5.25%
Worst Quarter 4th Quarter, 2001 -0.04%
================================================================================

THE PORTFOLIO'S YEAR-TO-DATE PERFORMANCE THROUGH THE CALENDAR QUARTER ENDED SEPTEMBER 30, 2003 WAS 0.76%*

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002 (1)
--------------------------------------------------------------------------------
Portfolio Returns                          One Year(2)  Inception(3)
--------------------------------------------------------------------------------
Before-Tax Return                             10.40%      10.53%
--------------------------------------------------------------------------------
After-Tax Return on Distributions              6.75%       8.17%
--------------------------------------------------------------------------------
After-Tax Return on Distributions and
  Sale of Portfolio Shares                     6.83%       7.44%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit
  Index(4) (reflects no deduction
  for fees, expenses or taxes)                11.04%      10.66%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
  Index(5) (reflects no deduction for
  fees, expenses or taxes)                    10.26%      10.18%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower..
(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)  The Portfolio commenced operations on August 30, 2000.
(4) The Lehman Brothers Government/Credit Index is an unmanaged index measuring the performance of a basket of investment grade fixed income securities. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.
(5) On ______________, 2003, the Board of Directors of the Portfolio determined that the Lehman Brothers Aggregate Bond Index was a more appropriate index against which to measure the performance of the Portfolio and authorized a change in index benchmarks for the Portfolio from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index . The Lehman Brothers Aggregate Bond Index is an unmanaged index measuring the relative performance of a basket containing a broad range of fixed incomes securities. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

FEES AND EXPENSES
-----------------

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THIS PORTFOLIO. THERE ARE NO SALES CHARGES, REDEMPTION FEES OR SHAREHOLDER TRANSACTION EXPENSES.

ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------
(expenses that are deducted from Portfolio assets)

Management Fees(1)                             1.00%
Distribution (12b-1) Fees(2)                   0.25%
Other Expenses(3)                              0.76%
----------------------------------------------------
Total Annual Operating Expenses(4)             2.01%

(1) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to Citco-Quaker Fund Advisors, Inc. ("CQFA"), the Portfolio's investment adviser. Of that fee, CQFA pays a fee equal to an annual rate of 0.38% to the Portfolio's sub-advisor, Cumberland Advisors, Inc.
(2) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services.
(4) Total Annual Operating Expenses reflect gross expenses of the Portfolio before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75%. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended October 31, 2002, were 1.66%.

EXPENSE EXAMPLE
---------------

     THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ANNUAL OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------
    ONE YEAR            THREE YEARS          FIVE YEARS            TEN YEARS
--------------------------------------------------------------------------------
     $  178               $  605               $1,059               $2,317
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND MORE INFORMATION ON THE PORTFOLIO
---------------------------------------------------------------------

     An investment in this Portfolio is best suited for an individual who wants to maximize income while limiting risk, as with all investments you can lose your money. Longer term interest trends are emphasized when investment strategies are developed. The sub-advisor uses proprietary quantitative economic and yield curve models to develop interest rate outlooks. These models allow the sub-advisor to analyze and project the possible effects of interest rate changes on the value of securities in the Portfolio and assist the sub-advisor in making decisions on changes to the Portfolio. The sub-advisor believes that a continuous and rigorous analysis of overall economic and market trends is essential to maximizing return. The sub-advisor to this Portfolio utilizes independent analytical services when necessary to enhance its decision making process. Security choices will depend on economic and interest rate expectations in the overall market. Additionally, the sub-
advisor will purchase securities of differing maturities in response to indicators of a near term interest rate increase or decrease. Generally, securities with shorter duration and higher coupon rates will be sought if the advisor's research and analysis indicates a potential increase in interest rates.
--------------------------------------------------------------------------------

                       BALDWIN LARGE CAP GROWTH PORTFOLIO
                       ----------------------------------

INVESTMENT OBJECTIVE
--------------------

     The investment objective of this Portfolio is to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Portfolio primarily invests in the stocks of large capitalization (i.e. + $2.5 billion market capitalization) U.S. and foreign companies that the sub-advisor believes offer above average potential for capital appreciation.

PRINCIPAL INVESTMENT RISKS
--------------------------

     The Portfolio is subject to risks associated with investing in stocks. The value of the Portfolio may go down, which means that you can lose money. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. Further, foreign securities prices will be affected by changes in currency values and therefore are subjected to additional risk. The Portfolio invests in "growth" stocks. If the sub-advisor's determination of the growth potential of a stock is wrong, the Portfolio will be adversely affected. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

PAST PERFORMANCE HISTORY
------------------------

     The following bar chart and table help show the risks of investing in this Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the S&P 500 Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL CALENDAR YEAR RETURNS FOR PERIODS ENDING DECEMBER 31ST*
================================================================================

     2001 Return        -13.42%

     2002 Return         -25.43
================================================================================
Best Quarter 4th Quarter, 2001 7.06%
Worst Quarter 3rd Quarter, 2001 -15.48%
================================================================================

THE PORTFOLIO'S YEAR-TO-DATE PERFORMANCE THROUGH THE CALENDAR QUARTER ENDED SEPTEMBER 30, 2003 WAS 13.18%*

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002  (1)
--------------------------------------------------------------------------------
Portfolio Returns                          One Year(2)  Inception(3)
--------------------------------------------------------------------------------
Before-Tax Return                            -25.43%     -16.59%
--------------------------------------------------------------------------------
After-Tax Return on Distributions            -25.43%     -16.80%
--------------------------------------------------------------------------------
After-Tax Return on Distributions and
  Sale of Portfolio Shares                   -15.62%     -12.99%
--------------------------------------------------------------------------------
S&P 500 Index(4) (reflects no
  deduction for fees, expenses
  or taxes)                                  -22.10%     -19.33%
--------------------------------------------------------------------------------

1. The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.
2. The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
3.   The Portfolio commenced operations on August 30, 2000.
4. The S&P 500(R) Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index

FEES AND EXPENSES
-----------------

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THIS PORTFOLIO. THERE ARE NO SALES CHARGES, REDEMPTION FEES OR SHAREHOLDER TRANSACTION EXPENSES.

ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------
(expenses that are deducted from Portfolio assets)

Management Fees(1)                             1.00%
Distribution (12b-1) Fees(2)                   0.25%
Other Expenses(3)                              1.13%
----------------------------------------------------
Total Annual Operating Expenses(4)             2.38%

(1) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to Citco-Quaker Fund Advisors, Inc. ("CQFA"), the Portfolio's investment adviser. Of that fee, CQFA pays a fee equal to an annual rate of 0.60% to the Portfolio's sub-advisor, Baldwin Investment Management
(2) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services.
(4) Total Annual Operating Expenses reflect gross expenses of the Portfolio before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75%. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended October 31, 2002, were 1.65%.

EXPENSE EXAMPLE
---------------

     THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT ANNUAL OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------
    ONE YEAR           THREE YEARS           FIVE YEARS            TEN YEARS
--------------------------------------------------------------------------------
     $  178               $  682               $1,213               $2,668
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
------------------------------------------------------------------------

     The Baldwin investment philosophy is conservative, but not risk averse. Baldwin believes in taking appropriate risks in order to achieve client objectives. The portfolio's advisor, Baldwin Investment Management, LLC., uses a rigorous asset selection methodology that emphasizes the selection of securities to position the Portfolio to participate in advancing markets while avoiding significant loss of capital in declining markets.

     In attempting to meet its objective, the Portfolio will invest in large capitalization (i.e. $2.5 billion +) domestic and international equities of developed countries (as represented by American Depository Receipts - i.e. ADRs) and U.S. money market securities. Under normal conditions, the portfolio will be invested approximately 95% in equities and 5% in money market securities. The advisor utilizes a top down approach based on quantitative, fundamental and technical analyses, to provide a framework for its security selection decisions.
--------------------------------------------------------------------------------

                PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO
                ------------------------------------------------

INVESTMENT OBJECTIVE
--------------------

     The investment objective of this Portfolio is to provide long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     In attempting to meet its objective, the Portfolio will only invest in equity securities.

     The sub-advisor will select equities for the Portfolio by analyzing the various groupings of equities or sectors in the marketplace such as the energy, financial, utilities, healthcare or consumer sectors and then select its equities from within specifically identified growth sectors. There is no minimum or maximum number of sectors or equities within a sector that are required to be maintained within the Portfolio. The Portfolio may invest in as few as one sector or as many as ten sectors as required by its investment model. The equities selected can be of any size total market capitalization.

     The sub-advisor will make its equity selections in different sectors of the market based on the nature of the changing business cycle and market sector momentum and traditional value criteria such as price to earnings, price to books and earnings to price ratios. This Portfolio will not be diversified due to its objective of concentrating its investments in specific sectors of the market experiencing the most potential for growth. This will result in the Portfolio shifting its emphasis among a varying number of sectors at any given time.

PRINCIPAL INVESTMENT RISKS
--------------------------

     This Portfolio will not seek diversification among sectors of the market, therefore the Portfolio may experience a high degree of volatility. Additionally, within each sector, investment in the securities of companies within that sector could be limited. This could add an additional element of non-diversification and could affect the volatility of the Portfolio. This
Portfolio could be subject to significant losses if, due to changing market conditions, the Portfolio must rapidly shift the individual sector focus. There may also be a significant effect on the amount of capital gains incurred if a Portfolio turnover is required due to a rapid shift in sectors. This Portfolio is subject to the dual risk of attempting to select the appropriate sectors and the appropriate equities within a sector.

PAST PERFORMANCE HISTORY
------------------------

     The following bar chart and table help show the risks of investing in this Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the Russell 1000 Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL CALENDAR YEAR RETURNS FOR PERIODS ENDING DECEMBER 31ST*
================================================================================

     2001 Return         -8.20%

     2002 Return         -11.23
================================================================================
Best Quarter 4th Quarter, 2001 6.80%
Worst Quarter 3rd Quarter, 2002 -11.69%
================================================================================

THE PORTFOLIO'S YEAR-TO-DATE PERFORMANCE THROUGH THE CALENDAR QUARTER ENDED SEPTEMBER 30, 2003 WAS 22.11%.*

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2002  (1)
--------------------------------------------------------------------------------
Portfolio Returns                          One Year(2)  Inception(3)
--------------------------------------------------------------------------------
Before-Tax Return                            -11.23%      -7.35%
--------------------------------------------------------------------------------
After-Tax Return on Distributions            -11.23%      -7.35%
--------------------------------------------------------------------------------
After-Tax Return on Distributions and
  Sale of Portfolio Shares                    -6.90%      -5.82%
--------------------------------------------------------------------------------
Russell 1000 Index (reflects no
  deduction for fees, expenses or
  taxes)                                     -21.65%     -19.60%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by CQFA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.
(3)  The Portfolio commenced operations on August 30, 2000.
(4) The Russell 1000 Index is a widely recognized, unmanaged index of the 1000 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

FEES AND EXPENSES
-----------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio. There are no sales charges, redemption fees or shareholder transaction expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------
(expenses that are deducted from Portfolio assets)

Management Fees(1)                             1.00%
Distribution (12b-1) Fees(2)                   0.25%
Other Expenses(3)                              0.98%
----------------------------------------------------
Total Annual Operating Expenses(4)             2.23%

1. Management fees include a fee equal to an annual rate of 0.25% of the Portfolio's average daily net assets paid to Citco-Quaker Fund Advisors, Inc. ("CQFA"), the Portfolio's investment adviser, and a fee equal to an annual rate of 0.75% paid by the Portfolio to the Portfolio's sub-advisor, Valley Forge Capital Advisors, Inc. ("VFCA").
2. The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
3. Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services.
4. Total Annual Operating Expenses reflect gross expenses of the Portfolio before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75%. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended October 31, 2002, were 1.75%.

EXPENSE EXAMPLE
---------------

     THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT ANNUAL OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------
    ONE YEAR           THREE YEARS           FIVE YEARS           TEN YEARS
--------------------------------------------------------------------------------
     $  178               $  651               $1,151               $2,527
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
------------------------------------------------------------------------

     The Penn Street Advisors Sector Rotational Portfolio investment philosophy is aggressive and assumes a higher risk in an attempt to maximize return. This Portfolio emphasizes the selection of securities considered undervalued by an analysis of the traditional financial ratios in each sector of the market selected for emphasis by the portfolio advisor. This Portfolio concentrates first on determining the sectors of the market with the greatest growth potential and secondly on the selection of securities in each sector based on capitalization, earnings and dividend growth.

This Portfolio is subject to the risks summarized below.

     - It is possible to lose money by investing in a Portfolio.

     - A Portfolio share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes results on business developments affecting an issuer as well as general market and economic conditions.

     - A value oriented investment approach is subject to the risk that a security believe to be undervalued does not appreciate in value as anticipated.

     - the performance of a Portfolio will depend on whether or not the advisor is successful in pursuing an investment strategy.

                 THE BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
                 ----------------------------------------------

THE PORTFOLIO'S INVESTMENT OBJECTIVE
------------------------------------

     The Portfolio seeks to build shareholder wealth by maximizing the Total Return of the Portfolio's securities holdings.

     Total Return is derived by combining the total changes in the principal value of all the Portfolio's investments with the total dividends and interest paid to the Portfolio.

THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
------------------------------------------------------------

     The Portfolio's Sub-Adviser believes that the Portfolio's objective is best achieved by investing in companies that exhibit the potential for significant increases in total return. The Portfolio will generally use a "buy and hold" investment strategy. However, the Portfolio may occasionally invest on a short-term basis when the Sub-Adviser believes that such an investment will benefit the Portfolio. The Sub-Adviser will sell securities when a holding no longer qualifies under the criteria set forth below.

     The Portfolio's Sub-Adviser attempts to build shareholder wealth by:

     o investing predominately in the common stocks of large (in excess of $6 billion) market capitalization companies;

     o normally investing at least 80% of the Portfolio's total assets in common stocks;

     o Investing in selected stocks that are included in the Dow 30 Industrial Average Index; and

     o holding at least 80% of the total value of the common stocks owned by the Portfolio in a core position of between 30 and 60 companies.

     To choose the common stocks in which the Portfolio will invest, the Sub-Adviser seeks to identify companies which exhibit some or all of the following criteria:

     o    solid financial condition;

     o    consistent earnings and/or dividend history;

     o    company or industry group is temporarily out of favor;

     o    undervalued or overlooked assets;

     o    favorable insider ownership trends;

     o    not widely owned or followed by institutional investors;

     o experienced or is likely to experience a triggering event that may cause an increase in value.

     Examples of a trigger for a possible increase in value include:

     o    a change in corporate structure;

     o    a change in a company's key management;

     o initiating or increasing an authorized buy-back of a company's own stock;

     o    apparent   corporate   efforts   to   take   advantage   of   business
          opportunities;

     o    increased   following  by   securities   analysts  and   institutional
          investors;

     o    beneficiary of a long term demographic or economic trend;

     o    beneficiary of change in government policy or regulations.

     The Portfolio will generally invest for the long term and will, under most conditions, stay at least 80% invested in common stocks. However, under abnormal market or economic conditions, the Portfolio's Sub-Advisor may adopt a temporary defensive investment position in the market. When the Sub-Advisor assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Portfolio's total net assets. During times when the Portfolio holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Portfolio's performance may be negatively affected as a result.

     Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e and p/s ratios. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. The Portfolio invests primarily in value companies.

     The Portfolio is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios. The Portfolio's investment objective and principal investment strategies are not fundamental policies and may be changed by vote of the Board of Directors, You will be notified in writing at least 60 days in advance of any such change.

THE INVESTMENT SELECTION PROCESS USED BY THE SUB-ADVISOR
--------------------------------------------------------

     The Sub-Advisor employs fundamental security analysis of individual companies which have been identified through the "bottom up" approach. In selecting stocks for the Portfolio, the Sub-Advisor engages in its own primary research and research provided by third parties.

     As part of its fundamental research, the Sub-Advisor may also rely upon specific sources of information, including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Sub-Advisor also reviews traditional financial data such as price-sales and earnings ratios, returns on assets and equity, market volatility of the company's securities, earnings growth vs. cash flow, and price to cash ratios.

THE PORTFOLIO'S PRINCIPAL INVESTMENT RISKS
------------------------------------------

RISKS IN GENERAL
----------------

     You could lose money investing in the Portfolio. When you sell your Portfolio shares, they may be worth less than what you paid for them because the value of the Portfolio's investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Portfolio. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which the Portfolio invests on a day-to-day basis. There is also the risk the Sub-Advisor will not accurately predict the direction of the market as a whole and or may select stocks that under perform the market or their peers. As a result, the Sub-Advisor's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

RISKS OF INVESTING IN COMMON STOCKS
-----------------------------------

     The Portfolio invests primarily in common stocks, which subjects the Portfolio and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Portfolio invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

     Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services, or for no readily apparent reason at all. In addition, a company's share price may also decline if its earnings or revenues fall short of marketplace expectations.

     There are overall stock market risks that may also affect the value of the Portfolio. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Portfolio's investments may decrease more than the stock markets in general.

"VALUE" RISK
------------

     The Portfolio invests in companies that appear to be value-oriented companies. If the Portfolio's perceptions of a company's inherent value are wrong, the securities purchased may not perform as expected, reducing the Portfolio's return. Further, "value" stocks, in general, may lose favor in the market and under perform other types of securities.

NON-DIVERSIFICATION RISK
------------------------

     Non-diversification increases the risk that the value of the Portfolio could decrease because of the poor performance of a single investment, because the Portfolio may have invested a substantial portion (up to 25%of its total assets) in that single security. Because the Portfolio may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Portfolio than if the Portfolio's investments were more widely distributed.

THE PORTFOLIO'S PAST PERFORMANCE HISTORY
----------------------------------------

     Because this is a new Portfolio that does not yet have an operating history, a performance bar chart and table describing the Portfolio's annual performance and comparing that performance to appropriate indices is not yet available.

FEES AND EXPENSES
-----------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio. There are no sales charges, redemption fees or shareholder transaction expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------
(expenses that are deducted from Portfolio assets)

Management Fees(1)                             1.00%
Distribution (12b-1) Fees(2)                   0.25%
Other Expenses(3)                              0.75%
----------------------------------------------------
Total Annual Operating Expenses(4)             2.00%

1. Management fees include a fee of 1.00% for investment advisory services to the Investment Advisor, Citco-Quaker Fund Advisors, Inc. ("CQFA"), of which a fee of 0.75% is paid to the Portfolio's sub-Advisor, Berkshire Advisors, Inc., by CQFA.
2. The Portfolio's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Share Class. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
3. Other Expenses include fees paid to the Portfolio's transfer agent, administrator, and other service providers.
4. Because this is a new Portfolio, Other Expenses are based on estimated amounts for the current fiscal year and are good faith estimates.

EXPENSE EXAMPLE
---------------

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS PORTFOLIO VERSUS THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN EACH YEAR AND THAT ANNUAL OPERATING EXPENSES REMAIN THE SAME EACH YEAR. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------
                      ONE YEAR           THREE YEARS
--------------------------------------------------------------------------------
                        $203                 $ 627
--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER
------------------

     The Portfolio generally invests for the long-term although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Portfolio's portfolio whenever the Advisor believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio's performance, and may produce increased taxable distributions.

OPTIONS AND OTHER DERIVATIVES
-----------------------------

     The Portfolio may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Portfolio may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

     Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Portfolio's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Portfolio will be dependent on the Advisor's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

WHO MANAGES THE PORTFOLIOS

THE INVESTMENT ADVISOR
----------------------

     Citco-Quaker Fund Advisors, Inc. ("CQFA") serves as Investment Advisor to the Portfolios under a written agreement with the Penn Street Fund, Inc. (the "Company"). The shareholders of each Portfolio have approved the agreement. CQFA is a Delaware corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment Advisor.

     CQFA's address is 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482. CQFA is a wholly-owned subsidiary of Citco-Quaker Fund Services, Inc. ("CQFS"), a Delaware corporation registered with the SEC as a transfer agent. CQFS also serves as transfer agent, administrator and fund accountant to each Portfolio of the Company under a written agreement for such services.

     John A. Lukan, CFA, is President of CQFA and is responsible for the day-to-day activities of CQFA. Mr. Lukan has been an investment professional for more than 11 years. Mr. Lukan also serves as President & CEO of the Company's transfer agent, Citco-Quaker Fund Services, Inc. and Distributor, Citco-Quaker Fund Distributors, Inc. Additionally, Mr. Lukan is President & CEO of Quaker Securities, Inc., and institutional broker/dealer, having joined that firm in 1999. Prior joining Quaker Securities, Mr. Lukan was employed by the Citco Group from 1992 to 1997, eventually achieving the position of Managing Director. Mr. Lukan is also a director and serves as Chairman of the Board of the Company. Mr. Lukan is also a Chartered Canadian Accountant.

     CQFA  is  responsible  for  the  overall  investment   operations  of  each
Portfolio; it provides or arranges to provide day-to-day investment advisory services to the Portfolios and is primarily responsible to the Board for the conduct of the Portfolios' investment activities. CQFA will prepare quarterly reports to the Board concerning the investment activities of the Portfolios (or more frequently if the Board requires). CQFA is responsible for ensuring that each Portfolio is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

     CQFA is authorized to engage persons, subject to Board and shareholder approval, to serve the Company's Portfolios as Sub-Advisors. These Sub-Advisors provide day-to-day investment advice and choose the securities in which the Portfolios will invest, subject to the oversight and control of CQFA.. For its services to each Portfolio, CQFA receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. The fees charged by a Portfolio's sub-advisor are paid by CQFA out of the fee its receives from that Portfolio.

THE SUB-ADVISORS
----------------

FOR THE MCGLINN PORTFOLIO
-------------------------

     McGlinn Capital Management, Inc. 850 North Wyomissing Blvd., P.O. Box 6158 Wyomissing, PA 19610-0158 is the investment advisor for the McGlinn Balanced Portfolio. McGlinn Capital Management provides the Portfolio with a continuous investment program and trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolio's shares.

     McGlinn Capital Management was established in 1971 and currently manages approximately $4 billion in assets for clients such as corporate pension, profit-sharing and 401(k) accounts, multi-employer (union) pension funds, endowment funds, and accounts for foundations, religious organizations and substantial individual investors. CQFA pays McGlinn Capital Management a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio.

     The management team responsible for managing the assets of the Portfolio, along with their positions at McGlinn Capital Management, are as follows:

     Michael J. McGlinn, Chairman and CEO. Mr. McGlinn earned his undergraduate business degree from the University of Notre Dame, and his MBA from the New York University Graduate School of Business Administration. Prior to joining the McGlinn Capital Management team in 1980, he was employed by Ernst & Whinney as a Senior Accountant and CPA.

     Jackson D. Breaks, II, President. Mr. Breaks holds a BA in English and an MA in English/Philosophy from Purdue University. Before joining the team in March, 1990, he was a Senior Account Executive at Merrill Lynch Capital Markets for seven years. He specialized in bond arbitrage, making regular presentations and publishing numerous articles in this area. Prior to his association with Merrill Lynch, he was employed at First Boston Corporation for 12 years as the co- manager of the Government Securities Department.

     Timothy J. Timura, CFA, Executive Vice President and Chief Investment Officer. Mr. Timura, earned his BA in Liberal Arts/Economics at Dickinson College and his MBA in Finance from the University of Wisconsin. Tim has served as Senior Manager of Equities for the $35 billion State Teachers Retirement System of Ohio. He has also held various portfolio management positions with Federated Investors, Inc., Pilgrim Baxter & Associates, and Invista Capital Management before joining McGlinn.

FOR THE CUMBERLAND PORTFOLIO
----------------------------

     The Portfolio is managed by a team from Cumberland Advisors Inc., a personal service, money management firm headquartered in New Jersey with clients in 26 states and in several foreign countries. It was originally founded by Sheldon Goldberg and David Kotok in 1973. As a result of a merger in early 1998, Cumberland is now an independently incorporated subsidiary of Ryan Beck and Co. On July 1, 1998, Ryan Beck and Co. LLC became a part of BankAtlantic Bancorp, the largest independent banking organization headquartered in Florida. The members of the Cumberland team are as follows:

     David R Kotok is President and Chief Investment Officer of Cumberland Advisors, Inc. Mr. Kotok is a Wharton School graduate, who co-founded the firm in 1973. His articles and economic analyses have appeared in such general publications as The New York Times and The Wall Street Journal and financial publications like the Journal of Accountancy, The Bond Buyer, and The Wall Street Transcript. Mr. Kotok is a Commissioner of the Delaware River Port Authority and has served as a board member of the New Jersey Economic Development Authority and as Chairman of The NJ Casino Reinvestment Development Authority. He also served on the Treasury Transition Teams for New Jersey Governors Kean and Whitman. Active in community affairs, Kotok co-chaired the Liberty Park Monument Committee and served on the Executive Committee of the National Conference on Soviet Jewry. He is a past Co-Chair of the New Jersey-Israel Commission and has held various leadership positions with the United Jewish Appeal, the American-Israel Public Affairs Committee, and other communal organizations.

     John R. Mousseau, CFA , is Vice President and Portfolio Manager of Cumberland Advisors having joined the firm in 2000. From 1993 to 2000 he was Portfolio Manager and Director of Municipal Bond Investments for Lord Abbett & Company. Prior to that he served as First Vice President and Director of Municipal Portfolio Analysis for Shearson Lehman Brothers and a predecessor firm, E.F. Hutton, from 1981 to 1993. Mr. Mousseau holds an AB degree in Economics from Georgetown University and an M.A. degree in Economics from Brown University. A holder of the Chartered Financial Analyst designation, he is a member of the New York Society of Securities Analysts where he serves on the Society's High Net Worth Investor's Committee. In addition, he serves as an instructor at the New York Institute of Finance.

     Sheldon E. Goldberg is a founding partner, Portfolio Manager and Consultant of Cumberland Advisors, Inc. He is also President of Cumberland Brokerage Corporation. Mr. Goldberg graduated from Rowan University (Glassboro State). Prior to establishing Cumberland Advisors in 1973, Mr. Goldberg was a Vice President of Bache and Co., predecessor of Prudential Securities, having managed offices in New Jersey, Pennsylvania, and New York City. Mr. Goldberg is Chairman of Matterhorn Asset Management Co. and served on the Advisory Board of the Small Funds Committee of the No-Load Mutual Fund Association. He is a member of the Executive Committee of the First Republic Bank Board of Directors, a Philadelphia banking institution. Goldberg is also Chairman of National CD Sales Corporation, a jumbo certificate of deposit sales company.

     Joel L. Naroff became associated with Cumberland Advisors in August, 2000. He is the founder of Naroff Economic Advisors, a strategic economic consulting firm. Joel worked in the banking industry for fourteen years as Chief Bank Economist at First Union Corp., Chief Economist at First Fidelity Bancorp and Director of Regional Economic Research at Fidelity Bank prior to coming to Cumberland Advisors. He has been involved with asset/liability, portfolio management as well as strategic planning. He has assisted numerous states, local governments and school boards on financial and economic development issues. Joel received his Ph.D. in economics from Brown University. He is a member of the Board of Directors of the Pennsylvania Economy League, is past

Chair of the American Bankers Association's Economic Advisory Committee and is past President of the Philadelphia Council of Business Economists.

     Matthew L. Forester is a Research Associate and Portfolio Manager for Cumberland. Mr. Forester graduated from the Wharton School of Finance at the University of Pennsylvania with a degree in finance and political science. Mr. Forester joined Cumberland Advisors in 1989.

     CQFA pays Cumberland a monthly advisory fee at the annual rate of 0.38% of the average daily net assets of the Portfolio

FOR THE BALDWIN PORTFOLIO
-------------------------

     Baldwin Investment Management, 100 Four Falls Corporate Center, Suite 202, West Conshohocken, Pennsylvania 19428), is a private and independently owned firm created to serve families, foundations and non-profit institutions as investment advisors, family office specialists, and insurance counselors. The following members of Baldwin Investment Management advise the Portfolio:

     David Buten, Managing Director, is a Portfolio Manager and Director of Marketing of Baldwin Investment Management. David came to Baldwin from Prudential Securities, where he was a 1st Vice President and a Prudential Securities Portfolio Manager from 1992 to 1999. He is a graduate of the Wharton School of the University of Pennsylvania and has been in the investment business except for a twelve year period as the director of a museum specializing in Wedgwood Ceramics.

     Peter H. Havens, Chairman, founded Baldwin Management, LLC in 1999 after serving as a member of the Board of Directors and Executive Vice President of The Bryn Mawr Trust Company since 1995. Previously he organized and operated the family office of Kewanee Enterprises. Peter received his B. A. from Harvard College and his M. B. A. from Columbia Business School.

     Susan Berry Kohlhas, Managing Director, is Director of Research and a Portfolio Manager of Baldwin Investment Management. She came to Baldwin in 1999 from Investment Counselors of Bryn Mawr where she held similar positions. She has 18 years of experience in the financial services industry since 1996. Susan attended The College of William and Mary and the University of Delaware, earning a B.A. in Economics and History, Summa Cum Laude and Phi Beta Kappa.

     Cathy Berry Sutton, Managing Director, is a Portfolio Manager of Baldwin Investment Management since 1999. With fourteen years of experience in the financial world, she joined Baldwin from Prudential Securities where she was a Vice President since 1988. Cathy received her B.A. from Davis & Elkins College. She is a member of IMCA.

CQFA pays Baldwin a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio

FOR THE PSA PORTFOLIO
---------------------

     On July 8, 2003, the Portfolio's shareholders approved a sub-investment advisory agreement on behalf of the Portfolio with Valley Forge Capital Advisors, Inc. ("VFCA"), 1288 Valley Forge Road, Suite 74, Valley Forge, PA 19482. VFCA is a Delaware corporation registered as an investment adviser with the Securities and Exchange Commission. VFCA provides investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals. VFCA was formed in August, 2002.

     Mr. G. Michael Mara is the founder, President and controlling shareholder of VFCA. Mr. Mara also is a Managing Director of Millennium Bank, each Portfolio's custodian. Mr. Mara served as President of Penn Street Advisors, Inc., an investment advisory firm and wholly-owned subsidiary of Millennium Bank, from 1998 to May, 2002. Penn Street Advisors, Inc. served as the PSA Portfolio's investment adviser from the Portfolio's inception on August 30, 2000 through May 23, 2002, when shareholders of the Portfolio approved a new investment advisory agreement with CQFA. During the time that Penn Street Advisors, Inc. served as investment advisor to the Portfolio, Mr. Mara was the lead portfolio manager responsible for the Portfolio's day-to-day investment activities. Before joining Millennium Bank, Mr. Mara was a principal with the Vanguard Fiduciary Trust Company form 1997 to 1999. From 1986 to 1997, Mr. Mara served in a number of increasingly responsible positions with Merrill Lynch, included positions as District Manager and Senior Vice President of Merrill Lynch Trust Company in San Francisco and National Sales Manager of Merrill Lynch Trust Company in Princeton, New Jersey. In all, Mr. Mara has been an investment professional for nearly eighteen years. Mr. Mara has earned the NASD Series 7, Series 24, and Series 63 licenses. Mr. Mara also serves as President of the Penn Street Funds, and is a trustee of the Quaker Investment Trust.

     VFCA is responsible for the day-to-day investments of the Portfolio and will choose the securities in which the Portfolio invests. VFCA also will provide the Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. VFCA will report to and be under the general supervision of CQFA. CQFA will have primary responsibility for the activities of VFCA and will report to the Board with respect to VFCA's activities.

     For its services to the Portfolio, VFCA is paid a management fee of 0.75% annually of the average daily net assets of the Portfolio, computed daily and paid monthly.

FOR THE BERKSHIRE SELECT EQUITY PORTFOLIO
-----------------------------------------

     Berkshire Advisors, Inc. ("Berkshire."), 2240 Ridgewood Road, Wyomissing, PA 19610, serves as sub-Advisor to the Portfolio pursuant to a written agreement for such services. Berkshire was established as a Delaware corporation in August, 2002 and is registered as an investment Advisor with the SEC under the Investment Advisors Act of 1940, as amended. Berkshire is a new company formed specifically to serve as sub-adviser to the Portfolio. Berkshire is controlled by Mr. Jay R. Kemmerer and operates exclusively as an investment advisory firm to the Portfolio.

     For its services to the Portfolio, Berkshire receives an annual fee of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Portfolio, paid by the Investment Advisor, CQFA, out of the fee it receives from the Portfolio.

     Mr. Jay R. Kemmerer is responsible for the day-to-day management of the Portfolio's portfolio. Mr. Kemmerer has served as President and CEO of Berkshire Advisors, Inc. a Registered Investment Advisor located in Wyomissing, Pennsylvania, since the firm's inception. Mr. Kemmerer also serves as President of Kemmerer & Company Financial Services, a Pennsylvania based financial planning firm, since 1991. In 1998, Mr. Kemmerer received his Pennsylvania Department of Banking License. Mr. Kemmerer also serves as President and CEO of Berkshire Mortgage Corporation. This company was established to provide a wide variety of mortgage programs to assist individual and business owners with home financing and debt consolidation. Mr. Kemmerer has served as a licensed
Registered Securities Principal, OSJ Manager and an Investment Advisor Representative of Commonwealth Financial Network.

     As a native of the Oley Valley, in Berks County, Mr. Kemmerer entered the financial services industry in 1984 as a Registered Representative with the New York based firm, First Investors

Corporation. Mr. Kemmerer's practice has evolved with emphasis on the following:
Asset Management; Financial Planning; Pension & Retirement Plan Consulting; Estate and Insurance evaluation.

HOW TO BUY AND SELL SHARES

PRICING OF SHARES

     The price you pay for a share of any Portfolio, and the price you receive upon selling or redeeming a share of that Portfolio, is based upon the Portfolio's net asset value ("NAV"). The NAV is calculated by taking the total value of the Portfolio's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:


Net Asset Value  =   Total Net Assets - Liabilities
                     ---------------------------------
                     Number of Shares Outstanding

     The NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Portfolio shares will be priced at the next NAV calculated after your order is received in proper form by the Portfolio's transfer agent, Citco-Quaker Fund Services, Inc. ("CQFS" or the "Transfer Agent"). Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day's NAV. The Portfolio's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the sub-advisor, subject to the review and oversight of the Portfolio's Board of Directors. The Portfolio may use independent pricing services to determine market value.

INVESTING IN THE PORTFOLIOS

     The Portfolios offer No-load Shares, which are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Portfolio of your choice.

DISTRIBUTION FEES
-----------------

     The Penn Street Fund, Inc. (the "Company") has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended (the "1940 Act"), for the Portfolios. The Distribution Plans provide for fees to be deducted from the average net assets of the Portfolios in order to compensate the Underwriter or others for expenses relating to the promotion and sale of shares of the Portfolios.

     Under the Distribution Plans, shares of the Portfolios compensate the Underwriter and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), of the various Portfolio's average daily net assets.

     The Distribution Plans provide that the Portfolios may finance activities which are primarily intended to result in the sale of the Portfolios' shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

     The Distribution Plans are reviewed annually by the Company's Board of Directors and may be renewed only by majority vote of the shareholders of the Portfolios' shares or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

MINIMUM INVESTMENTS

     Your purchase of Portfolio shares is subject to the following minimum investment amounts:

                  MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
----------------------------------------------------------------
REGULAR           $2,000                    $100
IRAs              $1,000                    $100
----------------------------------------------------------------

                        AUTOMATIC INVESTMENT PLAN MEMBERS

                  MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
----------------------------------------------------------------
REGULAR           $2,000                    $100
IRAs              $1,000                    $100
----------------------------------------------------------------

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank, or the Portfolio is unable to debit your predesignated bank account on the day of purchase, each Portfolio reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Each Portfolio (or its agent) has the authority to redeem shares in your account(s) from the Portfolio to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Portfolio.

     If you invest through a brokerage firm or other financial institution, their policies and fees may be different than those described here. Financial advisors, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Consult your financial advisor if you have any questions about their policies and procedures. If you purchase shares through a brokerage firm or other financial institution, it is responsible for transmitting your order in a timely manner.

     Your investment in the Portfolio(s) should be intended to serve as a long-term investment vehicle. The Portfolios are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Portfolio reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Portfolio, which includes investors with a history of excessive trading. Each Portfolio also reserves the right to stop offering shares at any time.

OPENING AND ADDING TO YOUR ACCOUNT
----------------------------------

     You can invest in the Portfolio(s) by mail, wire transfer, and through participating financial services professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Portfolio(s) through an automatic payment plan. Any questions you may have can be answered by calling the Portfolios, toll free, at 1-866-207-5175.

PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS
--------------------------------------------------

     You may purchase shares of the Portfolios through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Portfolio shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Portfolio. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL
-------------------------

     To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Portfolio of your choice, and mail the form and check to:

                           The Penn Street Fund, Inc.
                      c/o CITCO-Quaker Fund Services, Inc.
                          P.O. Box C1100 Southeastern,
                                  PA 19398-1100

     Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at your Portfolio's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER
----------------------------------

     To make an initial purchase of shares by wire transfer, take the following steps:

     1.   Call 1-866-207-5175 to inform us that a wire is being sent.

     2.   Obtain an account number from the Transfer Agent.

     3. Fill out, fax (610-935-3775), then mail the Account Application to the Transfer Agent

     4.   Ask your bank to wire funds to the account of:

                         Atlantic Central Banker's Bank
                                 ABA # 031301752
                        Millennium Bank A/C # 220232 F/C
                        Citco-Quaker Fund Services, Inc.
                                  A/C 100061043

     Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Portfolio account.

     To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

     If you purchase Portfolio shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

AUTOMATIC INVESTMENT PLAN
-------------------------

     You may purchase shares of the Portfolios through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Portfolios. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Portfolios may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-866-207-5175.

TELEPHONE PURCHASES
-------------------

     In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent for details.

     You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Portfolio shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

     The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Portfolios will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Portfolio and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses. However, if the Portfolio and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

MISCELLANEOUS PURCHASE INFORMATION
----------------------------------

     Each Portfolio reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Portfolio, for any payment check returned to the custodian for insufficient funds.

     If you place an order for Portfolio shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

     Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

HOW TO SELL (REDEEM) YOUR SHARES
--------------------------------

     You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL
-------

     Redemption requests should be mailed via U.S. mail to:

                           The Penn Street Funds, Inc.
                    c/o CITCO-Quaker Portfolio Services, Inc.
                          P.O. Box C1100 Southeastern,
                                  PA 19398-1100

     or by overnight courier service to:

                           The Penn Street Funds, Inc.
                    c/o CITCO-Quaker Portfolio Services, Inc.
                        1288 Valley Forge Road, Suite 88
                             Valley Forge, PA 19482

     The selling price of the shares being redeemed will be the Portfolio's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

     1.   Your account number;

     2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

     3. The signatures of all account owners exactly as they are registered on the account;

     4.   Any required signature guarantees; and

     5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

     Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

SIGNATURE GUARANTEES
--------------------
     A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (i)   if you change the ownership on your account;

     (ii) when you want the redemption proceeds sent to a different address than is registered on the account;

     (iii) if the proceeds are to be made payable to someone other than the account's owner(s);

     (iv)  any redemption transmitted by federal wire transfer to your bank; and

     (v) if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

     In addition, signature guarantees are required for all redemptions of $25,000 or more from any Portfolio shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

     Signature guarantees are designed to protect both you and the Portfolio from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

BY TELEPHONE
------------

     You may redeem your shares by calling the Transfer Agent at 1-866-207-5175 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to affect a redemption by telephone if desired.

     If you purchase your shares by check and then redeem your shares before your check has cleared, the Portfolio may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

BY WIRE
-------

     You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $10) for outgoing wires.

REDEMPTION AT THE OPTION OF A PORTFOLIO
---------------------------------------

     If the value of the shares in your account falls to less than $2,000, the Portfolio may notify you that, unless your account is increased to an amount exceeding the minimum, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action. The Portfolios reserve this right because of the expense to the Portfolios of maintaining very small accounts.

EXCHANGE FEATURE
----------------

     You may exchange your shares of any Portfolio for shares of any other Penn Street Portfolio. An exchange involves the simultaneous redemption of shares of one Portfolio and purchase of shares of another Portfolio at each Portfolio's respective closing NAV next determined after a request for exchange has been received and is a taxable transaction. You may direct the Company to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Portfolio(s) to which the exchange will take place, and a statement as to whether the exchange is a full or partial redemption of existing shares.

     A pattern of frequent exchange transactions may be deemed by the Company to be an abusive practice that is not in the best interests of current shareholders of the Portfolio(s). Such a pattern may, at the discretion of the Company, be limited by that Portfolio's refusal to accept further purchase and/or exchange orders, after providing the investor with 30 days prior notice. The Company will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Portfolios or its other shareholders. The Board of Directors of the Company reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

     Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Portfolio to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Portfolios have the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application enclosed in this Prospectus, or is available by calling the Transfer Agent. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Portfolios. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Company upon sixty days written notice or by a shareholder upon written notice to the Portfolios. Applications and further details may be obtained by calling the Company at 1-866-207-5175 or by writing to the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     Dividends paid by each Portfolio are derived from its net investment income. Net investment income will be distributed at least annually. Each Portfolio's net investment income is made up of dividends received from the securities it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

     A Portfolio realizes capital gains when it sells a security for more than it paid for it. The Portfolios generally make distributions of net realized capital gains (after any reductions for capital loss carry forwards) generally once a year.

     Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Portfolio(s). You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

TAX CONSIDERATIONS
------------------

     Each Portfolio intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

     The Portfolios intend to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Portfolios unless the shareholder has requested in writing to have them paid by check.

     Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Portfolio have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Portfolio.

     You will be advised annually of the source of distributions for federal income tax purposes.

     If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Portfolio(s) may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

     Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Portfolio during the following January.

     Distributions by the Portfolios will result in a reduction in the fair market value of the Portfolios' shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Portfolio just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Portfolio.

GENERAL INFORMATION
-------------------

     The Portfolios will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     In reports, other communications to investors, or advertising material, the Portfolios may describe general economic and market conditions affecting the Portfolios and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Portfolios may also, from time to time, compare their performance to the one or more appropriate indices.

     According to the law of Maryland under which the Company is organized, and the Company's Articles of Incorporation and by-laws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under
Section 16(c) of the Investment Company Act of 1940, as amended.

     Protecting your personal information is a priority for the Company and our privacy policy has been designed to support this objective. The Portfolios may collect non-public personal information from you in the following ways:

     1. From information provided by you on applications or other forms submitted to the Portfolio or to the Transfer Agent; and

     2.   From information arising from your investment in the Portfolio.

     The Company utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, each Portfolio authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

     The Company does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Company has entered into arrangements with the Advisor to provide investment advisory, administrative, and other services, and a Portfolio may disclose information about you or information that you have provided to the Portfolio to the Adviser in connection with the Adviser's responsibilities to the Portfolio.

     The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Portfolios, Investment Advisor, Sub-Advisor, and Principal Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Portfolios, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Portfolio. The Board is responsible for overseeing the implementation of the Codes. The Company has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FINANCIAL HIGHLIGHTS

     THE FINANCIAL DATA INCLUDED IN THE TABLES BELOW FOR THE PORTFOLIOS' FISCAL YEARS ENDING OCTOBER 31 OF EACH TIME PERIOD SHOWN BELOW HAVE BEEN AUDITED BY BRIGGS, BUNTING & DOUGHERTY, LLP, THE COMPANY'S INDEPENDENT AUDITORS. THE FINANCIAL DATA INCLUDED IN THE TABLES BELOW FOR THE SEMI-ANNUAL REPORTING PERIOD FROM NOVEMBER 1, 2002 THROUGH APRIL 30, 2003 IS UNAUDITED. THE INFORMATION IN THE TABLES BELOW SHOULD BE READ IN CONJUNCTION WITH EACH PORTFOLIO'S LATEST AUDITED ANNUAL FINANCIAL STATEMENTS AND NOTES THERETO, AND UNAUDITED SEMI-ANNUAL FINANCIAL STATEMENTS AND NOTES THERETO. WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE PORTFOLIOS OR THE TRANSFER AGENT.

     THE MCGLINN BALANCED PORTFOLIO
     ------------------------------

                                             11/01/2003-
                                             -----------    2002        2001        2000        1999       1998(3)
                                             04/30/2003     ----        ----        ----        ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.44    $  12.45    $  13.25    $  12.82    $  10.89    $  11.37

INVESTMENT OPERATIONS:
     Net Investment Income (Loss)                 0.05        0.23        0.20        0.23        0.12        0.05
     Net Realized and Unrealized Gain/
    (Loss) on Investments                         0.25       (0.99)      (0.82)       0.49        2.00       (0.41)
                                              --------    --------    --------    --------    --------    --------
Total from Investment Operations                  0.30       (0.76)      (0.62)       0.72        2.12       (0.36)
                                              --------    --------    --------    --------    --------    --------
DISTRIBUTIONS:
     From Net Investment Income                  (0.04)      (0.25)      (0.18)      (0.29)      (0.15)      (0.05)
     From Realized Capital Gains                  0.00        0.00        0.00        0.00       (0.04)      (0.07)
                                              --------    --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS                              (0.04)      (0.25)      (0.18)      (0.29)      (0.19)      (0.12)
                                              --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                $  11.70    $  11.44    $  12.45    $  13.25    $  12.82    $  10.89

TOTAL RETURN                                     2.68%(2)  (6.19)%     (4.72)%       5.66%      19.45%     (3.18)%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)        $  1,075    $  1,247    $  1,195    $  1,454    $  2,770    $  3,060
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)          2.83%(1)    2.54%       2.77%       2.31%       1.90%       1.99%
      (after reimbursement by advisor)           1.75%(1)    1.59%       1.75%       2.25%       1.90%       1.99%
  Ratio of Net Investment Income/(Loss) to
  Average Net  Assets
      (before reimbursement by advisor)          0.87%(1)    0.99%       1.49%       1.66%       1.02%       0.17%
      (after reimbursement by advisor)           1.95%(1)    1.95%       2.51%       1.72%       1.02%       0.17%

  PORTFOLIO TURNOVER RATE                          84%        109%         62%        140%        194%         44%

(1)  Annualized
(2)  Not Annualized
(3) On April 5, 1999 the Portfolio's investment objectives were changed from "high total return, with emphasis on capital appreciation" to "Long-term growth with moderate income" and McGlinn Capital Management, Inc. was retained as the Portfolio's new investment advisor.

     THE BALDWIN LARGE-CAP GROWTH PORTFOLIO
     --------------------------------------

                                             11/01/2003-
                                             -----------
                                             04/30/2003     2002        2001       2000*
                                             ----------     ----        ----       -----
NET ASSET VALUE, BEGINNING OF PERIOD          $   7.96    $   9.78    $  12.03    $  12.00

INVESTMENT OPERATIONS:
     Net Investment Income (Loss)                (0.03)      (0.07)       0.14        0.08
     Net Realized and Unrealized Gain/
    (Loss) on Investments                         0.14       (1.72)      (2.29)       0.00
                                              --------    --------    --------    --------
Total from Investment Operations                  0.11       (1.79)      (2.15)       0.08
                                              --------    --------    --------    --------
DISTRIBUTIONS:
     From Net Investment Income                   0.00       (0.03)      (0.10)      (0.05)
     From Realized Capital Gains                  0.00        0.00        0.00        0.00
                                              --------    --------    --------    --------
TOTAL DISTRIBUTIONS                               0.00       (0.03)      (0.10)      (0.05)
                                              --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                $   8.07    $   7.96    $   9.78    $  12.03

TOTAL RETURN                                     1.38%(2) (18.40)%    (18.05)%       0.68%(2)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)        $  1,233    $  1,266    $    788    $    461
  Ratio of Expenses to Average Net
  Assets
      (before reimbursement by advisor)          2.72%(1)    2.38%       4.20%       9.48%(1)
      (after reimbursement by advisor)           1.75%(1)    1.60%       1.75%       1.63%(1)
  Ratio of Net Investment Income/(Loss)
   to Average Net  Assets
      (before reimbursement by advisor)        (0.73)%(1)  (1.51)%       1.23%     (4.13)%(1)
      (after reimbursement by advisor)           0.26%(1)  (0.73)%       3.68%       3.72%(1)

  PORTFOLIO TURNOVER RATE                          20%         32%         20%          0%

(1)  Annualized
(2)  Not Annualized
* The Portfolio commenced investment operations on August 30, 2000.

     THE CUMBERLAND TAXABLE INCOME PORTFOLIO
     ---------------------------------------

                                             11/01/2003-
                                             -----------
                                             04/30/2003     2002        2001        2000*
                                             ----------     ----        ----        -----
NET ASSET VALUE, BEGINNING OF PERIOD          $  14.15    $  13.77    $  12.10    $  12.00

INVESTMENT OPERATIONS:
     Net Investment Income (Loss)                 0.08        0.26        0.66        0.09
     Net Realized and Unrealized Gain/
    (Loss) on Investments                         0.04        0.85        1.09        0.08
                                              --------    --------    --------    --------
Total from Investment Operations                  0.12        1.11        1.75        0.17
                                              --------    --------    --------    --------
DISTRIBUTIONS:
     From Net Investment Income                  (0.14)      (0.67)      (0.08)      (0.07)
     From Realized Capital Gains                 (0.99)      (0.06)       0.00        0.00
                                              --------    --------    --------    --------
TOTAL DISTRIBUTIONS                              (1.13)      (0.73)      (0.08)      (0.07)
                                              --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                $  13.14    $  14.15    $  13.77    $  12.10

TOTAL RETURN                                     0.85%(2)    8.45%      14.54%       1.42%(2)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)        $  2,901    $  3,770    $  1,981    $    569
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)          2.48%(1)    2.01%       2.36%       5.21%(1)
      (after reimbursement by advisor)           1.75%(1)    1.66%       1.75%       1.64%(1)
  Ratio of Net Investment Income/(Loss) to
  Average Net  Assets
      (before reimbursement by advisor)          1.21%(1)    2.84%       5.00%       0.11%(1)
      (after reimbursement by advisor)           1.94%(1)    3.19%       5.61%       3.68%(1)

  PORTFOLIO TURNOVER RATE                          71%        163%         29%          0%

(1)  Annualized
(2)  Not Annualized
* The Portfolio commenced investment operations on August 30, 2000.

     THE PSA SECTOR ROTATIONAL PORTFOLIO
     -----------------------------------

                                             11/01/2003-
                                             -----------
                                             04/30/2003     2002        2001        2000*
                                             ----------     ----        ----        -----
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.39    $  10.67    $  12.25    $  12.00

INVESTMENT OPERATIONS:
     Net Investment Income (Loss)                (0.04)      (0.09)      (0.04)      (0.01)
     Net Realized and Unrealized Gain/
    (Loss) on Investments                         0.50       (0.19)      (1.54)       0.26
                                              --------    --------    --------    --------
Total from Investment Operations                  0.46       (0.28)      (1.58)       0.25
                                              --------    --------    --------    --------
DISTRIBUTIONS:
     From Net Investment Income                   0.00        0.00        0.00        0.00
     From Realized Capital Gains                  0.00        0.00        0.00        0.00
                                              --------    --------    --------    --------
TOTAL DISTRIBUTIONS                               0.00        0.00        0.00        0.00
                                              --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                $  10.85    $  10.39    $  10.67    $  12.25

TOTAL RETURN                                     4.43%(2)  (2.62)%    (12.90)%       2.08%(2)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)        $  3,279    $  3,127    $  2,781    $  1,695
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)          2.53%(1)    2.23%       2.34%       3.59%(1)
      (after reimbursement by advisor)           1.75%(1)    1.75%       1.75%       1.65%(1)
  Ratio of Net Investment Income/(Loss) to
  Average Net  Assets
      (before reimbursement by advisor)        (0.87)%(1)  (1.25)%     (0.38)%     (2.30)%(1)
      (after reimbursement by advisor)         (0.09)%(1)  (0.77)%       0.21%     (0.36)%(1)

  PORTFOLIO TURNOVER RATE                          49%        137%        252%         41%

(1)  Annualized
(2)  Not Annualized
* The Portfolio commenced investment operations on August 30, 2000.

     THE BERKSHIRE ADVISORS SELECT EQUITY PORTFOLIO
     ----------------------------------------------
                                             04/02/2003-
                                             -----------
                                             04/30/2003*
                                             -----------

NET ASSET VALUE, BEGINNING OF PERIOD          $  10.00

INVESTMENT OPERATIONS:
     Net Investment Income (Loss)                (0.01)
     Net Realized and Unrealized Gain/
    (Loss) on Investments                         0.09
                                              --------
Total from Investment Operations                  0.08
                                              --------
DISTRIBUTIONS:
     From Net Investment Income                   0.00
     From Realized Capital Gains                  0.00
                                              --------
TOTAL DISTRIBUTIONS                               0.00
                                              --------
NET ASSET VALUE, END OF PERIOD                $  10.08

TOTAL RETURN                                     0.80%(2)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)        $    585
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)          2.00%(1)
      (after reimbursement by advisor)           2.00%(1)
  Ratio of Net Investment Income/(Loss) to
  Average Net  Assets
      (before reimbursement by advisor)        (0.72)%(1)
      (after reimbursement by advisor)         (0.72)%(1)

  PORTFOLIO TURNOVER RATE                           0%

(1)  Annualized.
(2)  Not Annualized
*  The Portfolio commenced investment operations on April 2, 2003

                              FOR MORE INFORMATION

Additional information about the Portfolios is available in the Company's Statement of Additional Information (SAI), dated May 19, 2003, audited Annual Financial Statement, dated October 31, 2002, and unaudited Semi-Annual Financial Statements, dated April 30, 2003. The SAI contains more detailed information on all aspects of the Portfolios. The SAI has been filed with the SEC and is incorporated by reference into (that is to say, made legally a part of) this prospectus The Annual Report and Semi-Annual Report also have been filed with the SEC. The Annual Report contains management discussions of the Portfolios' performances for the prior fiscal year, and the semi-annual report contains relevant financial information for the period.

To receive information concerning the Portfolios, or to request a copy of the SAI, Annual Report, or Semi-Annual Report or other documents relating to the Portfolios, please contact the Company at:


                           The Penn Street Funds, Inc.
                    c/o CITCO-Quaker Portfolio Services, Inc.
                          P.O. Box C1100 Southeastern,
                                  PA 19398-1100

                            Or call us toll free at:

                                 1-866-207-5175

A copy of your requested document(s) will be sent to you, without charge, within three days of your request.

Information about the Portfolios (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                The Company's Investment Company Act File No. is:
                                    811-09078